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                                                                   EXHIBIT 10.39


                                 AMENDMENT NO. 1
                                       TO
                             ICE CREAM PARTNERS USA
                SUPPLEMENTAL MANAGEMENT RETIREMENT & SAVINGS PLAN

      THIS AMENDMENT NO. 1 is made this 31st day of December, 2001, by ICE CREAM PARTNERS USA, LLC, a Delaware limited liability company (hereinafter referred to as the "Company").

                              W I T N E S S E T H:

      WHEREAS, the Company established the Ice Cream Partners USA Supplemental Management Retirement & Savings Plan (hereinafter referred to as the "Plan"), effective June 1, 2000; and

      WHEREAS, the right of the Company to make certain amendments to the Plan was reserved pursuant to Section 10.1 of the Plan; and

      WHEREAS, it is the desire of the Company to amend the Plan in order to reflect the addition of certain bookkeeping accounts, to initially tie Participants' deferral rates under the Plan to their deferral rates under the qualified savings plan, to eliminate deemed matching amounts for payroll periods ending after January 1, 2002, to provide additional pension make-up amounts for Participants who reached the Compensation Limit described in the Plan prior to June 1, 2000, to provide the Administrator with special discretion with regard to implementing Deferral Elections, to clarify that management incentive compensation of former Pillsbury employees is used in calculating the $100,000 threshold with respect to the Total Retirement Supplement Credit, to provide that the Total Retirement Supplement Credit will be credited as of April 1, 2001, to provide that amounts which were forfeited as a result of the inability to locate a Participant or Beneficiary or as a result of not being vested shall not be reinstated upon a later

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claim or rehire, to give participants the right to elect to have their elected form of retirement distribution apply to their pre-retirement termination of employment, and to make certain other necessary and desirable changes;

      NOW, THEREFORE, pursuant to Section 10.1 of the Plan, the Company hereby amends the Plan, effective, except as otherwise provided, June 1, 2000, as follows:

      (1) Section 1.3(a) of Article 1 of the Plan is hereby amended by the deletion of said Section 1.3(a) and the substitution in lieu thereof of a new
Section 1.3(a) to read as follows:

                  "`Accounts' means Basic Deferral Accounts, 401(k) Make-Up Accounts, Match Accounts, Pension Make-Up Accounts which shall be further denominated as either Basic Contribution Accounts or Transition Benefit Contribution Accounts, Total Retirement Supplement Accounts, and any other bookkeeping accounts established by the Administrator hereunder to record amounts credited on behalf of a Participant hereunder, and any earnings and losses thereon."

      (2) Sections 1.3(g) and 1.3(h) of Article 1 of the Plan are hereby amended by the deletion of said Sections 1.3(g) and 1.3(h) and the substitution in lieu thereof of new Sections 1.3(g) and 1.3(h) to read as follows.

                  "`Basic Deferral Amount' means for each Participant the portion of his unpaid Compensation which is retained pursuant to Section 4.1 hereof or in accordance with Section 4.9 hereof by the Participating Employer which employs him (less any required FICA or other tax withholdings).

                  `Beneficiary' means the party or parties designated by a Participant, in accordance with Section 7.3 hereof, to receive Plan benefits in the event of the Participant's death."

      (3) Section 1.3(i) of Article 1 of the Plan is hereby amended by the deletion of said Section 1.3(i) and the substitution in lieu thereof of a new
Section 1.3(i) to read as follows:

                  "(i)     `Board' means the Board of Managers of the Company."

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      (4) Section 1.3(q) of Article 1 of the Plan is hereby amended by the deletion of said Section 1.3(q) and the substitution in lieu thereof of a new
Section 1.3(q) to read as follows:

                  "`Deemed Matching Amount' means for each Participant, the amounts credited on behalf of such Participant which match a portion of his deferrals pursuant to Section 4.7 hereof."

      (5) Effective January 1, 2002, Section 1.3(s) of Article 1 of the Plan is hereby amended by the deletion of said Section 1.3(s) and the substitution in lieu thereof of a new Section 1.3(s) to read as follows:

                  "`Delayed Cessation Date' means for any Participant or former Participant the later to occur of his Delayed Cessation Date as defined under the 401(k) Plan or, if his Termination of Employment occurred in connection with his transfer to a Parent Company or Parent Company Affiliate, the date of his Parent Company Termination. For the purpose of the preceding sentence, the words `Parent Company Termination' shall have the same meaning as the words `Termination of Employment,' but applied as though references to the Company, a Participating Employer or any Affiliate were replaced throughout the definition of Termination of Employment with references to the Parent Company or any Parent Company Affiliate."

      (6) Section 1.3(y) of Article 1 of the Plan is hereby amended by the deletion of said Section 1.3(y) and the substitution in lieu thereof of a new
Section 1.3(y) to read as follows:

                  "(y) `401(k) Make-Up Amount' means for each Participant the portion of his unpaid Compensation which is retained pursuant to Section 4.2 hereof or in accordance with
                        Section 4.9 hereof by the Participating Employer which employs him (less any required FICA or other tax withholdings)."

      (7) Section 1.3(jj) of Article 1 of the Plan is hereby amended by the deletion of said Section 1.3(jj) and the substitution in lieu thereof of a new
Section 1.3(jj) to read as follows:

                  "(jj) `Pension Make-Up Account' means for each Participant the bookkeeping account which shall be further denominated as either a Basic Contribution Account for a Transition Benefit Contribution Account and which is maintained on his behalf


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                        to reflect his Pension Make-Up Amounts and all earnings
                        and losses thereon."

      (8) Section 1.3(ll) of Article 1 of the Plan is hereby amended by the deletion of said Section 1.3(ll) and the substitution in lieu thereof of a new
Section 1.3(ll) to read as follows:

                  "`Plan' means the Ice Cream Partners USA Supplemental Management Retirement & Savings Plan, as set forth herein, and as may be amended from time to time."

      (9) Sections 4.1, 4.2 and 4.3 of Article 4 of the Plan are hereby amended by the deletion of said Sections 4.1, 4.2 and 4.3 and the substitution in lieu thereof of new Sections 4.1, 4.2 and 4.3 to read as follows:

         "4.1     Basic Deferral Amounts

                  With respect to each Plan Year, each Participant who is designated as eligible to make deferrals under this Section may elect to defer a portion of his Base Compensation and his Bonus Compensation. Any such election shall be made in a stated whole percentage for Base Compensation and a stated whole percentage for Bonus Compensation. A Participant's deferral contributions for any Plan Year shall not exceed twenty-five percent (25%) of his Base Compensation and eighty-five percent (85%) of his Bonus Compensation.

         4.2      401(k) Make-Up Amounts

                  With respect to each Plan Year, each Participant who is designated as eligible to make deferrals under this Section may elect to defer under this Plan, commencing at the time he has reached the Compensation Limit or his deferrals under the 401(k) Plan have reached the limit set forth in Section 5.2 of the 401(k)


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         Plan (`Deferral Limit'), a percentage of his remaining Compensation for such Plan Year which is equal to:

                  (a) For years beginning on or after January 11, 2002, a percentage elected by the Participant prior to the date specified in Section 4.3 hereof; and

                  (b)   For years beginning prior to January 2002:

                        (i) for a Participant who became a Participant prior to January 1, 2001, his 401(k) Plan Deferral Percentage at the time such Compensation Limit or Deferral Limit is reached; or

                        (ii) for a Participant who becomes a Participant on or after January 1, 2001, a percentage elected by the Participant prior to the date specified in Section
                              4.3 hereof.

                  Method of Making Deferral Elections

                  A Participant's election to make deferrals under this Article for a Plan Year shall be made by completing and executing a Deferral Election form (or by such other manner as the Administrator may prescribe). Deferral Elections under this Section may be made within thirty (30) days after an individual becomes eligible to participate in this Plan, but in no event shall such election apply to any Compensation earned prior to the date such election is made."

         (10) Sections 4.7 and 4.8 of Article 4 of the Plan are hereby amended by the deletion of said Sections 4.7 and 4.8 and the substitution in lieu thereof of new Sections 4.7 and 4.8 to read as follows:

                  Deemed Matching Amounts

                  For each payroll period, an amount equal to the lesser of his 401(k) Make-Up Amount for such payroll period and three percent (3%) of his Compensation


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         (calculated after deducting any Basic Deferral Amount for such payroll period) shall be deemed to be matched. In addition, for each payroll period ending prior to January 1, 2002, three percent (3%) of each Participant's Basic Deferral Amount for such payroll period shall also be deemed to be a matching contribution.

         4.8      Pension Make-Up Amounts

                  With respect to each Plan Year, each Participant who is designated as eligible to receive an allocation under this Section shall, commencing at the later of the time he has reached the Compensation Limit or the Effective Date, have an amount equal to his remaining Compensation for such Plan Year multiplied by his Retirement Plan Percentage for such Plan Year credited hereunder as his Pension Make-Up Amount for such Plan Year. For purposes of this Plan, `Retirement Plan Percentage' shall mean the sum of his Basic Contribution Percentage under the Retirement Plan and, if he is an Original 45/5 Participant under the Retirement Plan, three percent (3%) (`Transition Benefit Percentage').

                  Notwithstanding the foregoing paragraph, with respect to the first Plan Year, the Pension Make-Up Account of each Participant who:

                  (a) is designated as eligible to receive an allocation under this Section; and

                  (b)      reached the Compensation Limit prior to the Effective
                           Date;

         shall be credited with special credit equal to the Pension Make-Up Amount such Participant would have been eligible to receive with respect to the period which commenced on April 1, 2000 and ended on May 31, 2000 (`Pre-Effective Date


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         Period') if this Plan had been in effect during the Pre-Effective Date
         Period. In addition, interest shall be credited in accordance with
         Section 6.3 hereof as though this Plan was in effect during the Pre-Effective Date Period and such Pension Make-Up Amounts were credited during the Pre-Effective Date Period.

         4.9      Special Discretion of the Administrator

                  Notwithstanding anything in this Plan to the contrary, the Administrator in its discretion may implement the Deferral Election of a Participant in the first Plan Year so that the total amount deferred with respect to payroll periods ending after such election shall be approximately equal to what the total deferrals of such Participant would have been for such Plan Year if such election had been in effect on April 1, 2000. In the event of some administrative delay in implementing the terms of this Plan or any Deferral Election, the Administrator in its discretion and without regard to any contrary provision of this Plan (including, but not limited to, Section 4.4 hereof) may authorize increasing the deductions in future payroll periods in order that the ultimate amount deferred with respect to a Participant will approximately equal the amount which would have been deferred in accordance with such Participant's Deferral Election but for such a delay."

         (11) Section 5.1 of Article 5 of the Plan is hereby amended by the deletion of the last paragraph of said Section 5.1 and the substitution in lieu thereof of a new paragraph to read as follows.

                  "The only Participants who are eligible to receive an allocation under this Section 5.1 shall be those Participants with base salary from a Parent Company (plus any management incentive compensation) in excess of one hundred


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         thousand dollars ($100,000) in 1999, who as of March 31, 2000 were active employees of a Parent Company and participants in a Parent Company Plan."

         (12) Section 6.1 of Article 6 of the Plan is hereby amended by the deletion of said Section 6.1 and the substitution in lieu thereof of a new
Section 6.1 to read as follows.

         "6.1     Establishment of Accounts

                  With respect to each Participant, the Company or other Participating Employer employing such Participant shall establish on its books and records a Basic Deferral Account, 401(k) Make-Up Account, Match Account, Pension Make-Up Account (consisting of a Basic Contribution Account and a Transition Benefit Contribution Account) and Total Retirement Supplement Account in the name of each Participant eligible therefor as of the first date any amount is to be credited to any such Account pursuant to Section 6.2. All amounts credited to the Accounts of any Participant or former Participant shall constitute a general, unsecured liability of the Company and other Participating Employees, respectively, to such person."

         (13) Section 6.2(a) of Article 6 of the Plan is hereby amended by the deletion of said Section 6.2(a) and the substitution in lieu thereof of a new
Section 6.2(a) to read as follows:

                  "(a) Deferrals under Section 4.1 or 4.2 shall be credited to the Participant's Basic Deferral Account or 401(k) Make-Up Account as of the time that the Participant's Compensation is reduced pursuant to Section 4.1 or 4.2 hereof or in accordance with Section 4.9 hereof."

         (14) Sections 6.2(c) and 6.2(d) of Article 6 of the Plan are hereby amended by the deletion of said Sections 6.2(c) and 6.2(d) and the substitution in lieu thereof of new Sections 6.2(c) and 6.2(d) to read as follows.

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                  "(c)  Pension Make-Up Amounts which are based on a
                        Participant's Basic Contribution Percentage under the Retirement Plan shall be credited to his Basic Contribution Account as of the time that the Participant's Compensation to which such Pension Make-Up Amount relates is payable or, in the case of the special credit set forth in the second paragraph of Section 4.8 hereof, as of a date determined by the Administrator. Pension Make-Up Amounts which are based on a Participant's Transition Benefit Percentage under the Retirement Plan shall be credited to his Transition Benefit Contribution Account as of the time that the Participant's Compensation to which such Pension Make-Up Amount relates is payable or, in the case of the special credit set forth in the second paragraph of Section 4.8 hereof, as of a date determined by the Administrator.

                  (d) The amount to be credited pursuant to Section 5.1 with respect to any Participant shall be credited to such Participant's Total Retirement Supplement Account as of April 1, 2001 with interest computed in accordance with
                        Section 6.3 hereof from April 1, 2000 to April 1, 2001."

         (15) Section 7.2(a) of Article 7 of the Plan is hereby amended by the deletion of said Section 7.2(a) and the substitution in lieu thereof of a new
Section 7.2(a) to read as follows:

                  "(a) In General. At the time an eligible Employee first becomes a Participant hereunder, the Participant shall elect his or her Retirement Distribution Date, which may be as soon as practicable after either his Retirement Date or any number of months thereafter, but not greater than 5 years after his Retirement Date."

         (16) Effective December 1, 2001, Article 7 of the Plan is hereby amended by the addition of a new Section 7.4 to said Article 7 to read as follows:

         "7.4 Election to Apply Retirement Form and Date to Termination of
              Employment

                  On or after December 1, 2001, a Participant shall be able to elect whether his or her election of a form of distribution under
         Section 7.1 hereof and election of a Retirement Distribution Date under
         Section 7.2 hereof shall be applicable to his or her termination of employment for a reason other than Retirement. Any


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         such election shall be made in such form and in such manner as shall be designated by the Administrator."

         (17) Effective December , 2001, Section 8.2 of Article 8 of the Plan is hereby amended by the deletion of said Section 8.2 and the substitution in lieu thereof of a new Section 8.2 to read as follows:

         "8.2 Distribution Upon Delayed Cessation Date for Reasons Other than
              Retirement

                  For a Participant who experiences a Delayed Cessation Date for any reason other than his or her Retirement, the Participant's Vested Accounts shall be distributed in accordance with the following provisions:

                  (a) Form of Distribution. For a Participant whose Vested Accounts have an aggregate balance as of his or her Delayed Cessation Date of at least $50,000, such Participant's Vested Accounts shall be distributed in the form elected in accordance with Sections 7.1 and
                           7.4. A Participant whose Vested Accounts have an aggregate balance as of his or her Delayed Cessation Date of less than $50,000 shall receive distribution of his or her Accounts in the form of a lump sum payment, notwithstanding the Participant's election as to the form of distribution made in accordance with Sections 7.1 and 7.4.

                  (b) Time of Distribution. For a Participant whose Vested Accounts have an aggregate balance of less than $50,000 as of his Delayed Cessation Date, such Participant's Vested Accounts shall be distributed as soon as practicable after his Delayed Cessation Date. For other Participants, distribution from the Participant's Vested Accounts shall commence as soon as practicable after the end of the calendar month in which occurs the Participant's Retirement Distribution Date. For a Participant whose Vested Accounts is to be distributed in quarterly installments, the remaining quarterly installments shall be paid as soon as practicable after the end of each subsequent calendar quarter, until the last quarterly installment has been paid.

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                  (c)      Death After Delayed Cessation Date. In the event a
                           Participant who is receiving quarterly installments dies after his or her Delayed Cessation Date, the Participant's Vested Accounts, or the remainder thereof, shall be paid to the Participant's Beneficiary in accordance with the Participant's election as to the form of distribution made in accordance with Section 7.1 and election as to the Retirement Distribution Date. Notwithstanding the foregoing, the Beneficiary may request, subject to the Administrator's consent and pursuant to such procedures as the Administrator may establish, for the remainder of the Participant's Vested Accounts to be distributed in the form of an immediate lump sum payment."

         (18) Sections 8.5 and 8.6 Article 8 of the Plan are hereby amended by the deletion of said Sections 8.5 and 8.6 and the substitution in lieu thereof of new Sections 8.5 and 8.6 to read as follows:

         "8.5     Inability to Locate the Participant

                  In the event that the Administrator is unable to locate a Participant or Beneficiary within two (2) years following the scheduled distribution date, the amount allocated to the Participant's Accounts shall be forfeited. If, after such forfeiture, the Participant or Beneficiary later claims such forfeited amounts, such amounts shall not be reinstated.

         8.6      Forfeitures

                  As of a Participant's Termination of Employment, any amounts in his Accounts which are not vested shall be forfeited. If a terminated Participant shall be rehired by the Company, a Participating Employer or an Affiliate, no amounts forfeited under this Section 8.6 shall be reinstated."

         (19) Section 12.5 of Article 12 of the Plan are hereby amended by the deletion of said Section 12.5 and the substitution in lieu thereof of a new
Section 12.5 to read as follows:

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                  Nonassignability; Qualified Domestic Relations Orders

                  A Participant's or Beneficiary's right to any amount credited to the Participant's Accounts may not be sold, transferred, assigned, pledged, anticipated, or otherwise encumbered in advance of actual receipt of distribution of such amount and any attempt to so sell, transfer, assign, pledge, anticipate or otherwise encumber such amount shall be.

                  No such amount may be subject to seizure, garnishment, levy attachment or other proceeding in law or in equity. Notwithstanding the foregoing, neither (i) the creation, assignment or recognition of a right to any benefit payable with respect to a Participant or former Participant under this Plan to an Alternate Payee pursuant to a court order which the Administrator determines to be a Qualified Domestic Relations Order as defined in Section 206 of ERISA, nor (ii) any other arrangement, transfer or transaction which the Administrator determines would not be treated as a prohibited assignment or alienation under ERISA or the Code (including, but not limited to, Section 206 of ERISA or Section 401(a)(13) of the Code) and the regulation thereunder, if such provisions applied to this Plan, shall be treated as an assignment or alienation prohibited by this Section. The Administrator may in its discretion use procedures similar to those used under the 401(k) Plan to determine whether a court order is a Qualified Domestic Relations Order. In addition, the Administrator may in its discretion permit an immediate lump sum distribution, not in excess of the Participant's Vested Accounts, to be made to an Alternate Payee if such distribution is authorized by a Qualified Domestic Relations Order."

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         IN WITNESS WHEREOF, the Company, by its duly authorized officers, has caused this Amendment No. 1 to be executed as of the day and year first above written.

                                         ICE CREAM PARTNERS USA, LLC
                                                ("Company")


                                         By: /s/ Michelle M. Durmick
                                            ------------------------

                                         And: /s/ James Dintamen
                                             -----------------------


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